AMENDED AND RESTATED DECLARATION

                                  OF TRUST

                          CITIZENS UTILITIES TRUST

                         Dated as of ________, 1995




                            AMENDED AND RESTATED
                            DECLARATION OF TRUST
                                     OF
                          CITIZENS UTILITIES TRUST

                             ____________, 1995

               AMENDED AND RESTATED DECLARATION OF TRUST
     ("Declaration") dated and effective as of ___________, 1995, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Citizens Utilities Company, a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

               WHEREAS, the Trustees and the Sponsor established a trust (the "Trust") under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of _________, 1995, (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on __________, 1995, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and contributing the proceeds thereof to Citizens Capital to acquire certain Partnership Preferred Securities of Citizens Capital;

               WHEREAS, as of the date hereof, no interests in the Trust have been issued;

               WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

               NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                 ARTICLE I

                       INTERPRETATION AND DEFINITIONS

     SECTION 1.1   Definitions.

               Unless the context otherwise requires:

               (a) Capitalized terms used in this Declaration but not
                   defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

               (b) a term defined anywhere in this Declaration has
                   the same meaning throughout;

               (c) all references to "the Declaration" or "this
                   Declaration" are to this Declaration as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and
                   Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the
                   same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural
                   and vice versa.

               "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

               "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

               "Base Indenture" has the meaning set forth in Annex II hereto.

               "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

               "Business Day" has the meaning set forth in Annex II hereto.

               "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

               "Citizens Capital" has the meaning set forth in Annex
     II hereto.

               "Clearing Agency" has the meaning set forth in Annex II hereto.

               "Clearing Agency Participant" has the meaning set forth in Annex II hereto. "Closing Date" has the meaning set forth in Annex II hereto.

               "Code" has the meaning set forth in Annex II hereto.

               "Commission" means the Securities and Exchange
     Commission.

               "Common Security Certificate" means a definitive certificate in fully registered form representing a Convertible Common Security, substantially in the form of Exhibit A-2.

               "Common Stock" has the meaning set forth in Annex II hereto.

               "Company" has the meaning set forth in Annex II hereto.

               "Company Tax Event" has the meaning set forth in Annex
     II hereto.

               "Compounded Distributions" has the meaning set forth in
     Section 2(b) of Annex I hereto.

               "Conversion Agent" has the meaning set forth in Annex
     II hereto.

               "Conversion Date" has the meaning set forth in Section 5(b) of Annex I hereto.

               "Conversion Price" has the meaning set forth in Section 5(a) of Annex I hereto.

               "Convertible Common Securities" has the meaning set forth in Annex II hereto.

               "Convertible Common Securities Guarantee Agreement" means the guarantee agreement to be dated as of ________, 1995, of the Sponsor in respect of the Convertible Common Securities, as amended or supplemented.

               "Convertible Debentures" has the meaning set forth in Annex II hereto, with Exhibit D being a specimen certificate for such series of Convertible Debentures.

               "Convertible Preferred Securities" has the meaning set forth in Annex II hereto.

               "Convertible Preferred Securities Guarantee Agreement" means the Convertible Preferred Securities Guarantee Agreement, dated as of ______, 1995, between the Sponsor and Chemical Bank, as guarantee trustee, in respect of the Convertible Preferred Securities, as amended or supplemented.

               "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

               "Debenture Issuer" has the meaning set forth in Annex
     II hereto.

               "Declaration Event of Default" has the meaning set forth in Annex II hereto. "Delaware Trustee" has the meaning set forth in Section 5.2.

               "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

               "Distribution" has the meaning set forth in Section
     6.1.

               "Distribution Declaration Date" has the meaning set forth in Annex II hereto.

               "Distribution Declaration Notice" has the meaning set forth in Annex II hereto.

               "Distribution Payment Date" has the meaning set forth in Annex II hereto.

               "DTC" means The Depository Trust Company, the initial Clearing Agency.

               "Election Period" has the meaning set forth in Annex II hereto.

               "Equivalent Value" has the meaning set forth in Annex
     II hereto.

               "Exchange Act" has the meaning set forth in Annex II hereto.

               "Fiscal Year" has the meaning set forth in Section
     11.1.

               "General Partner" has the meaning set forth in Annex II hereto.

               "Global Certificate" has the meaning set forth in
     Section 9.4.

               "Guarantee Agreements" has the meaning set forth in Annex II hereto.

               "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

               "Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

               "Indenture" has the meaning set forth in Annex II hereto.

               "Indenture Trustee" has the meaning set forth in Annex
     II hereto.

               "Investment Company" means an investment company as defined in the 1940 Act.

               "Legal Action" has the meaning set forth in Section
     3.6(g).

               "Limited Partner" means the Trust in its capacity as holder of the Partnership Preferred Securities of Citizens
     Capital.

               "Limited Partnership Agreement" has the meaning set forth in Annex II hereto.

               "List of Holders" has the meaning set forth in Section
     2.2.

               "Ministerial Action Obligation" has the meaning set forth in Annex II hereto.

               "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Preferred Securities and by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Convertible Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

               "1940 Act" has the meaning set forth in Annex II hereto.

               "Officers' Certificate" has the meaning set forth in Annex II hereto.

               "Partnership Event" has the meaning set forth in Annex
     II hereto.

               "Partnership Investment Company Act Event" has the meaning set forth in Annex II hereto.

               "Partnership Preferred Securities" has the meaning set forth in Annex II hereto.

               "Partnership Tax Event" has the meaning set forth in Annex II hereto.

               "Paying Agent" has the meaning specified in Section
     3.8(i).

               "Payment Amount" has the meaning specified in Section
     6.1.

               "Person" has the meaning set forth in Annex II hereto.

               "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

               "Preferred Security Certificate" means a certificate representing a Convertible Preferred Security substantially in the form of Exhibit A-1. "Property Trustee" has the meaning set forth in Annex II hereto.

               "Property Trustee Account" has the meaning set forth in
     Section 3.8(d).

               "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

               "Rating Agency Event" has the meaning set forth in
     Section 4(e) of Annex I hereto.

               "Redemption Notice" has the meaning set forth in
     Section 4(e) of Annex I hereto.

               "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

               "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

               "Responsible Officer" means, with respect to the Property Trustee, any officer of the Property Trustee with direct responsibility for the administration of the Trust and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

               "Securities" means the Convertible Common Securities and the Convertible Preferred Securities.

               "Securities Guarantee Agreements" means the Convertible Common Securities Agreement and the Convertible Preferred
     Securities Agreement.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Share Transfer and Valuation Date" has the meaning set forth in Annex II hereto.

               "66-2/3% in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Preferred Securities and by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Convertible Common Securities voting separately as a class, representing at least
     66 2/3% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

               "Special Distribution Notice" has the meaning set forth in Section 4(e) of Annex I hereto.

               "Special Event" has the meaning set forth in Annex II hereto.

               "Special Representative" has the meaning set forth in the Partnership Agreement.

               "Sponsor" means Citizens Utilities Company, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

               "Successor Delaware Trustee" has the meaning set forth in Section 5.6(b).

               "Successor Regular Trustee" has the meaning set forth in Section 5.6(d).

               "Successor Property Trustee" has the meaning set forth in Section 5.6(b).

               "Super Majority" has the meaning set forth in
     Section 2.6(a)(ii).

               "10% in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Convertible Common Securities, voting separately as a class, representing 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

               "Trading Day" has the meaning set forth in Annex II hereto.

               "Treasury Regulations" has the meaning set forth in Annex II hereto.

               "Trust Act" has the meaning set forth in Annex II hereto.

               "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

               "Trust Event" has the meaning set forth in Annex II hereto.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

               "Trust Investment Company Act Event" has the meaning set forth in Annex II hereto.

               "Trust Tax Event" has the meaning set forth in Annex II hereto. "Underwriting Agreement" has the meaning set forth in Annex II hereto.

                                 ARTICLE II

                            TRUST INDENTURE ACT

     SECTION 2.1  Trust Indenture Act; Application.

               (a) This Declaration is subject to the provisions of
                   the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

               (b) The Property Trustee shall be the only Trustee
                   which is a Trustee for the purposes of the Trust
                   Indenture Act.

               (c) If and to the extent that any provision of this
                   Declaration limits, qualifies or conflicts with the duties imposed by SECTIONSECTION 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

               (d) The application of the Trust Indenture Act to this
                   Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.2  Lists of Holders of Securities.

               (a) Each of the Sponsor and the Regular Trustees on
                   behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, promptly following, and in any event within 10 days of, receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

               (b) The Property Trustee shall comply with its
                   obligations under SECTIONS 311(a), 311(b) and 312(b) of the Trust Indenture Act. SECTION 2.3 Reports by the Property Trustee.

               Within 60 days after May 1 of each year, the Property Trustee shall provide to the Holders of the Convertible Preferred Securities such reports as are required by SECTION 313 of the Trust Indenture Act, if any, in the form and in the manner provided by
     SECTION 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of SECTION 313(d) of the Trust Indenture Act.

     SECTION 2.4  Periodic Reports to Property Trustee.

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by SECTION 314 of the Trust Indenture Act (if any) and the compliance certificate required by SECTION 314 of the Trust Indenture Act in the form, in the manner and at the times required by SECTION 314 of the Trust Indenture Act.

     SECTION 2.5  Evidence of Compliance with Conditions Precedent.

               Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in SECTION 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
     SECTION 314(c)(1) may be given in the form of an Officers' Certificate.

     SECTION 2.6  Events of Default; Waiver.

               (a) The Holders of a Majority in liquidation amount of
                   Convertible Preferred Securities may, by vote, on behalf of the Holders of all of the Convertible Preferred Securities, waive any past Declaration Event of Default with respect to the Convertible Preferred Securities and its consequences, provided that, if the underlying Partnership Event of Default:

                   (i) is not waivable under the Limited Partnership Agreement, such Declaration Event of Default shall also not be waivable; or

                   (ii) requires the consent or vote of the holders of greater than a majority in principal amount of the Partnership Preferred Securities (a "Super Majority") to be waived under the Limited Partnership Agreement, the Declaration Event of Default may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Convertible Preferred Securities that the relevant Super Majority represents of the aggregate liquidation amount of the Partnership Preferred Securities outstanding.

                   Upon such waiver, any such Declaration Event of Default shall cease to exist, and shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Declaration Event of Default or impair any right consequent thereon. Any waiver by the Holders of the Convertible Preferred Securities of a Declaration Event of Default with respect to the Convertible Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Convertible Common Securities of any such Declaration Event of Default with respect to the Convertible Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Convertible Common Securities.

               (b) The Holders of a Majority in liquidation amount of
                   the Convertible Common Securities may, by vote, on behalf of the Holders of all of the Convertible Common Securities, waive any past Declaration Event of Default with respect to the Convertible Common Securities and its consequences, provided that, if the underlying Partnership Event of
                   Default:

                   (i) is not waivable under the Limited Partnership Agreement, except where the Holders of the Convertible Common Securities are deemed to have waived such Declaration Event of Default as provided below in this Section 2.6(b), such Declaration Event of Default shall also not be waivable; or

                   (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Convertible Common Securities are deemed to have waived such Declaration Event of Default as provided below in this
                         Section 2.6(b), the Declaration Event of
                         Default may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Convertible Preferred Securities that the relevant Super Majority represents of the aggregate liquidation amount of the Partnership Preferred Securities outstanding;

                   provided, further, that, at any time when a Declaration Event of Default with respect to the Convertible Preferred Securities has occurred and is continuing, each Holder of Convertible Common Securities will be deemed to have waived any such Declaration Event of Default and all Declaration
                   Events of Default with respect to the Convertible
                   Common Securities and its consequences until all Declaration Events of Default with respect to the Convertible Preferred Securities have been cured, waived or otherwise eliminated, and until such Declaration Events of Default have been so cured, waived or otherwise eliminated, the Property
                   Trustee will be deemed to be acting solely on behalf of the Holders of the Convertible Preferred Securities and only the Holders of the Convertible Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Declaration Event of Default with respect to the Convertible Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Declaration Event of Default with respect to the Convertible Common Securities or impair any right consequent thereon.

               (c) A waiver of a Partnership Event of Default by the
                   Property Trustee, acting at the direction of the Holders of the Convertible Preferred Securities, constitutes a waiver of the corresponding
                   Declaration Event of Default.

     SECTION 2.7  Event of Default; Notice.

               (a) The Property Trustee shall, within 90 days after
                   the occurrence of a Declaration Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all Declaration Events of Default with respect to the Securities known to the Property Trustee, unless such Declaration Events of Default have been cured before the giving of such notice; provided, that, except for a default in the payment of liquidation amount of (or premium, if any) or distribution on any of the Partnership Preferred Securities or in the payment of any sinking fund installment established for the Partnership Preferred Securities, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

               (b) The Property Trustee shall not be deemed to have
                   knowledge of any Declaration Event of Default except any default Declaration Event of Default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice.

                                ARTICLE III

                                ORGANIZATION

     SECTION 3.1  Name.

               The Trust is named "Citizens Utilities Trust," or such other name as the Regular Trustees may adopt from time to time following written notice to the Property Trustee, the Delaware Trustee and the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     SECTION 3.2 Office. The address of the principal office of the Trust is c/o Citizens Utilities Company, High Ridge Park, P.O. Box 3801, Stamford, Connecticut 06905. On ten (10) Business Days written notice to the Property Trustee, the Delaware Trustee and the Holders of Securities, the Regular Trustees may designate another principal office.

     SECTION 3.3  Purpose.

               The exclusive purposes and functions of the Trust are
     (a) to issue and sell Securities and use the proceeds from such sale to acquire the Partnership Preferred Securities, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

     SECTION 3.4  Authority.

               Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 3.5  Title to Property of the Trust.

               Except as provided in Section 3.8 with respect to the Convertible Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 3.6  Powers and Duties of the Regular Trustees.

               The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

               (a) to issue and sell the Convertible Preferred
                   Securities and the Convertible Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Convertible Preferred Securities and no more than one series of Convertible Common
                   Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Convertible Preferred Securities and Convertible Common Securities on each Closing Date;

               (b) in connection with the issue and sale of the
                   Convertible Preferred Securities, at the direction of the Sponsor, to:

                     (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Convertible Preferred Securities;

                    (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Convertible Preferred Securities in any State in which the Sponsor has determined to qualify or register such Convertible Preferred Securities for sale;

                   (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of the Convertible Preferred Securities;

                    (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Convertible Preferred Securities under Section 12(b) of the Exchange Act; and

                     (v) execute and enter into the Underwriting Agreement providing for the sale of the Convertible Preferred Securities, on behalf of the Trust, and perform the duties and obligations of the Trust thereunder;

               (c) to acquire the Partnership Preferred Securities with the proceeds of the sale of the Convertible Preferred Securities and the Convertible Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Partnership Preferred Securities to be held of record in the name of the Property Trustee for the benefit of the Holders of the Convertible Preferred Securities and the Holders of Convertible Common Securities;

               (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Trust Event; provided that the Regular Trustees shall consult with the Debenture Issuer, Citizens Capital and the Property Trustee before taking or refraining from taking any Ministerial Action Obligation in relation to a Trust Event;

               (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of SECTION316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Convertible Preferred Securities and Holders of Convertible Common Securities as to such actions and applicable record dates (with copies to the Property
                    Trustee);

               (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

               (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(f), the Property Trustee has the exclusive power to bring such Legal Action;

               (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

               (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (j) to give the certificate required by SECTION 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

               (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

               (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

               (m) to give prompt written notice to the Holders of the Securities (with a copy to the Property Trustee) of any notice received from Citizens Capital of a decision to defer distribution payments on the Partnership Preferred Securities under the Limited Partnership Agreement;

               (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

               (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Convertible Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                     (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                    (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                   (iii) cooperating with the Debenture Issuer to ensure that the Convertible Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

               provided that such action does not adversely affect the interests of the Holders; and

               (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

               The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

               Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

               (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not take any action to cause the Trust to:

                     (i) invest any proceeds received by the Trust from holding the Partnership Preferred Securities, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                    (ii) acquire any assets other than as expressly provided herein;

                   (iii)    possess Trust property for other than a
                            Trust purpose;

                    (iv) make any loans or incur any indebtedness other than loans represented by the Partnership Preferred Securities;

                     (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                    (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                   (vii)    other than as set forth in Annex I hereto,
                            (A) if the Property Trustee holds the
                            Partnership Preferred Securities, (i)
                            cause the Special Representative to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred upon the Indenture Trustee with respect to the Convertible Debentures, (ii) cause the
                            Special Representative to waive any past default that is waivable under Section
                            5.13 of the Base Indenture, (iii) cause
                            the Special Representative to exercise any right to rescind or annul any declaration that the principal amount of all the Convertible Debentures shall be due and payable, or (iv) cause the Special Representative to consent to any amendment, modification or termination of the Limited Partnership Agreement or the Partnership Preferred Securities where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust; or (B) if the Property
                            Trustee holds Convertible Debentures as a result of the liquidation of Citizens
                            Capital, (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred upon the Indenture Trustee with respect to the Convertible Debentures, (ii) waive any past default that is waivable under
                            Section 5.13 of the Base Indenture,
                            (iii) exercise any right to rescind or
                            annul any declaration that the principal amount of all the Convertible Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Convertible Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust; or

                  (viii)    other than in connection with the
                            liquidation of the Trust pursuant to a
                            Special Event or Rating Agency Event, file a certificate of cancellation of the Trust.

     SECTION 3.8  Powers and Duties of the Property Trustee.

               (a) The legal title to the Partnership Preferred Securities shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Partnership Preferred Securities shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with in Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Convertible Debentures have been executed and delivered.

               (b) The Property Trustee shall not transfer its right, title and interest in the Partnership Preferred Securities to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

               (c) The Property Trustee shall not exercise any rights of conversion with respect to any of the Partnership Preferred Securities unless and until it has received copies of notices of conversion with respect to an aggregate liquidation amount of the Securities equal to the aggregate liquidation amount of Partnership Preferred Securities to be converted.

               (d)  The Property Trustee shall:

                     (i) establish and maintain a segregated non-interest bearing trust account (the
                            "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds or securities made in respect of the Partnership Preferred
                            Securities held by the Property Trustee, deposit such funds or securities into the Property Trustee Account and make payments to the Holders of the Convertible Preferred Securities and Holders of the Convertible Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds or securities in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration.

                    (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Convertible Preferred Securities and the Convertible Common Securities to the extent the Partnership Preferred Securities or the Convertible Debentures are redeemed or mature; and

                   (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Partnership Preferred Securities or the Convertible Debentures, as the case may be, to Holders of Securities, or redemption of the Securities, as the case may be, upon the occurrence of a Special Event or Rating Agency Event.

               (e) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

               (f) The Property Trustee shall be authorized to bring or defend any Legal Action which arises out of or in connection with a Declaration Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

               (g) The Property Trustee shall not resign as a Trustee unless either:

                    (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                    (ii) a Successor Property Trustee has been
                         appointed and has accepted that appointment in accordance with Section 5.6.

               (h) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Partnership Preferred Securities under the Limited Partnership Agreement and, if a Partnership Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Partnership Preferred Securities subject to the rights of the Holders pursuant to the terms of such Securities.

               (i) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities, to act as a Conversion Agent with respect to the Securities on behalf of the Trust, or to act as agent with respect to the election by holders of the Convertible Preferred Securities of the form of payments of distributions; and any such Paying Agent shall comply with SECTION 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property
                    Trustee.

               (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     SECTION 3.9    Certain Duties and Responsibilities of the
                    Property Trustee.

               (a) The Property Trustee, before the occurrence of any Declaration Event of Default and after the curing of all Declaration Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Declaration Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i)  prior to the occurrence of a Declaration
                         Event of Default and after the curing or waiving of all such Declaration Events of Default that may have occurred:

                       (A) the duties and obligations of the Property
                           Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property
                           Trustee; and

                       (B) in the absence of bad faith on the part of
                           the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and, if required by the terms of this Declaration, conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders given pursuant to the terms of this Declaration relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

                 (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Partnership Preferred Securities (or, if applicable, Convertible Debentures) and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Partnership Preferred Securities or Convertible Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(d)(i) and except to the extent otherwise required by law; and

              (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees, the Delaware Trustee or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the acts, omissions, default, negligence or misconduct of the Regular Trustees, the Delaware Trustee or the Sponsor.

     SECTION 3.10  Certain Rights of Property Trustee.

               (a)  Subject to the provisions of Section 3.9:

                 (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this
                       Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                 (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of a Declaration Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

              (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                 (x)   whenever in the administration of this
                       Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee
                       (i) may request instructions from the Holders of the Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

                (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

               (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     SECTION 3.11  Delaware Trustee.

               Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of SECTION 3807 of the Business Trust Act. In the performance of any duties or obligations hereunder, the Delaware Trustee shall be entitled to the same benefits and immunities as the Property Trustee under Sections 3.9(b) and 3.10 hereof.

     SECTION 3.12  Execution of Documents.

               Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, a majority of or, if there are only two, any Regular Trustee or, if there is only one, such Regular Trustee, is, authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to
     Section 3.6; provided that, the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.

     SECTION 3.13   Not Responsible for Recitals or Issuance of
                    Securities.

               The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 3.14  Duration of Trust.

               The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for 45 years from the initial Closing Date.

     SECTION 3.15  Mergers.

               (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

               (b) The Trust may, with the consent of a majority of the Regular Trustees (or if there are only one or two Regular Trustees, with the consent of each such Regular Trustee) and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

                 (i) such successor entity (the "Successor Entity") either:

                       (A) expressly assumes all of the obligations of
                           the Trust under the Securities; or

                       (B) substitutes for the Securities other
                           securities having substantially the same terms as the Convertible Preferred
                           Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Convertible Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                (ii) Citizens Capital expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Partnership Preferred Securities and that satisfies the same criteria as required of the Property Trustee by Section 5.3 of this Declaration;

               (iii) the Convertible Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with an other organization on which the Convertible Preferred Securities are then listed or quoted;

                (iv) such merger, consolidation, amalgamation or replacement does not cause the Convertible Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                 (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                (vi) such Successor Entity has a purpose identical to that of the Trust;

               (vii)   prior to such merger, consolidation,
                       amalgamation or replacement, the Sponsor and the Property Trustee have received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                       (A) such merger, consolidation, amalgamation or
                           replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                       (B) following such merger, consolidation,
                           amalgamation or replacement, neither the
                           Trust nor the Successor Entity will be
                           required to register as an Investment
                           Company;

                       (C) all conditions precedent in this
                           Declaration to such merger, consolidation, amalgamation or replacement have been satisfied; and

              (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Convertible Preferred Securities Guarantee Agreement.

               (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                 ARTICLE IV

                                  SPONSOR

     SECTION 4.1  Sponsor's Purchase of Convertible Common Securities.

               On each Closing Date, the Sponsor shall purchase for cash all the Convertible Common Securities issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust, at the same time as the Convertible Preferred Securities are sold.

     SECTION 4.2  Responsibilities of the Sponsor.

               In connection with the issue and sale of the Convertible Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

               (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Convertible Preferred Securities, including any amendments thereto;

               (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Convertible Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

               (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Convertible Preferred Securities;

               (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Convertible Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

               (e)  to negotiate the terms of the Underwriting
                    Agreement providing for the sale of the
                    Convertible Preferred Securities.

     SECTION 4.3  Covenants of Sponsor.

               Other than in connection with the liquidation of the Trust pursuant to a Special Event or Rating Agency Event, the Sponsor shall not cause the filing of a certificate of cancellation of the Trust.

                                 ARTICLE V

                                  TRUSTEES

     SECTION 5.1  Number of Trustees.

               The number of Trustees shall initially be four (4), and:

               (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

               (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Convertible Common Securities voting as a class at a meeting of the Holders of the Convertible Common Securities.

     SECTION 5.2  Delaware Trustee.

               If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

               (a) a natural person who is a resident of the State of Delaware; or

               (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

          provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     SECTION 5.3  Property Trustee; Eligibility.

               (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                 (i)   not be an Affiliate of the Sponsor; and

                (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority.
                       If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

               (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

               (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of SECTION 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Convertible Common Securities (as if it were the obligor referred to in SECTION 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of SECTION 310(b) of the Trust Indenture Act.

               (d) The Convertible Preferred Securities Guarantee Agreement shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in
                    Section 310(b) of the Trust Indenture Act.

     SECTION 5.4 Qualifications of Regular Trustees and Delaware Trustee Generally.

               Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 5.5  Initial Trustees.

               The initial Regular Trustees shall be:

               Robert J. DeSantis
               Edward O. Kipperman

               The initial Delaware Trustee shall be:

               Chemical Bank Delaware, a Delaware banking corporation.

               The initial Property Trustee shall be: Chemical Bank, a New York banking corporation.

     SECTION 5.6  Appointment, Removal and Resignation of Trustees.

               (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                 (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Convertible [Common] Securities voting as a class at a meeting of the Holders of the Convertible [Common] Securities.

               (b)(i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor Property Trustee (the "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

                (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

               (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                 (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                       (A) until a Successor Property Trustee has been
                           appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                       (B) until the assets of the Trust have been
                           completely liquidated and the proceeds
                           thereof distributed to the Holders of the Securities; and

                (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

               (d) The Holders of the Convertible Common Securities shall use their best efforts to promptly appoint a successor Regular Trustee ("a Successor Regular Trustee"), Successor Delaware Trustee or Successor Property Trustee, as the case may be, if a Regular Trustee, the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

               (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
                    5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     SECTION 5.7  Vacancies among Trustees.

               If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

     SECTION 5.8  Effect of Vacancies.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Successor Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     SECTION 5.9  Merger of a Trustee.

               Any corporation into which a Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which a Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of a Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Declaration, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by a Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 5.10  Meetings.

               Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

     SECTION 5.11  Delegation of Power.

               (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

               (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     SECTION 5.12  Compensation and Reimbursement Citizens Capital agrees

                       (a) to pay to the Property Trustee and the
               Delaware Trustee from time to time reasonable compensation for all services rendered by each of them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
                       (b) except as otherwise expressly provided
               herein, to reimburse the Property Trustee and the Delaware Trustee upon either of their request for all the respective reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Property Trustee's or the Delaware Trustee's negligence or bad faith, as the case may be; and

                       (c)  to indemnify the Proper Trustee and the
               Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder.

                                 ARTICLE VI

                               DISTRIBUTIONS

     SECTION 6.1  Distributions.

     Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Convertible Preferred Securities and the Convertible Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that Citizens Capital makes a distribution payment (including payment of Compounded Distributions (as defined in the Limited Partnership Agreement)) of premium and principal on the Partnership Preferred Securities held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds and/or Common Stock are available, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                            ARTICLE VII

                       ISSUANCE OF SECURITIES

     SECTION 7.1  General Provisions Regarding Securities.

               (a) The Regular Trustees shall on behalf of the Trust issue one class of Convertible Preferred Securities having such terms as are set forth in Annex I hereto and one class of Convertible Common Securities having such terms as are set forth in Annex I hereto. The Trust shall have no securities or other interests in the assets of the Trust other than the Convertible Preferred Securities and the Convertible Common Securities.

               (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

               (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

               (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                                ARTICLE VIII

                            TERMINATION OF TRUST

     SECTION 8.1  Termination of Trust.

               (a)  The Trust shall terminate:

                 (i) upon the bankruptcy of the Holder of the Convertible Common Securities or the Sponsor;

                (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Convertible Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Convertible Common Securities or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii)   upon the entry of a decree of judicial
                       dissolution of the Holder of the Convertible
                       Common Securities, the Sponsor or the Trust;

                (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                 (v) upon the occurrence and continuation of a Trust Event, Partnership Event, Company Tax Event or Rating Agency Event pursuant to which (i) the Trust shall have been dissolved in accordance with the terms of the Securities and either all of the Partnership Preferred Securities or such amount of Convertible Debentures as set forth in Annex I, as the case may be, shall have been distributed to the Holders of Securities in exchange for all of the Securities or (ii) the Securities shall have been redeemed; or

                (vi) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

               (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

               (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                 ARTICLE IX

                           TRANSFER OF INTERESTS

     SECTION 9.1  Transfer of Securities.

               (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void. (b) Subject to this Article IX, Convertible Preferred Securities shall be freely transferable.

               (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Convertible Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                 (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

     SECTION 9.2  Transfer of Certificates.

               The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

     SECTION 9.3  Deemed Security Holders.

               The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

     SECTION 9.4  Book Entry Interests.

               Unless otherwise specified in the terms of the Convertible Preferred Securities, the Preferred Securities
     Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security
     Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust.
     Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security
     Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

               (a) the provisions of this Section 9.4 shall be in full force and effect;

               (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Convertible Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

               (c)  to the extent that the provisions of this Section
                    9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

               (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

     SECTION 9.5  Notices to Clearing Agency.

               Whenever a notice or other communication to the Convertible Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Trustees shall give all such notices and communications specified herein to be given to the Convertible Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

     SECTION 9.6  Appointment of Successor Clearing Agency.

               If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Convertible Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Convertible Preferred Securities.

     SECTION 9.7  Definitive Preferred Security Certificates.

               If:

               (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Convertible Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
                    Section 9.6;

               (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Convertible Preferred Securities; or

               (c)  upon a Declaration Event of Default

               then:

               (d) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Convertible
                    Preferred Securities; and

               (e) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Convertible Preferred Securities may be listed, or to conform to usage.

     SECTION 9.8  Mutilated, Destroyed, Lost or Stolen Certificates.

               If:

               (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular
                    Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

               (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of the Trustees harmless,

               then:

               In the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
     Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                 ARTICLE X

                         LIMITATION OF LIABILITY OF
                 HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     SECTION 10.1  Liability.

               (a) Except as expressly set forth in this Declaration, the Securities Guarantee Agreements, the Indenture and the terms of the Securities, neither the Sponsor nor the Trustees shall be:

                 (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from the assets of the Trust; and

                (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

               (b) The Holder of the Convertible Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

               (c) Pursuant to SECTION 3803(a) of the Business Trust Act, the Holders of the Convertible Preferred
                    Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2  Exculpation.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property
                    Trustee, negligence) or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     SECTION 10.3  Fiduciary Duty.

               (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

               (b)  Unless otherwise expressly provided herein:

                 (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified
                    Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

               (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

                 (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     SECTION 10.4  Indemnification.

               (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense (including legal fees and expenses) or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

               (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in
                    Section 10.4(a).  The indemnification shall
                    survive the resignation or removal of any Trustee and the termination of this Declaration. SECTION 10.5 Outside Businesses.

               Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, nor the Sponsor, Delaware Trustee or Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                 ARTICLE XI

                                 ACCOUNTING

     SECTION 11.1  Fiscal Year.

               The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 11.2  Certain Accounting Matters.

               (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

               (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss; (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

               (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

     SECTION 11.3  Banking.

               The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds or securities in respect of the Partnership Preferred Securities held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds or securities of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

     SECTION 11.4  Withholding.

               The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                ARTICLE XII

                          AMENDMENTS AND MEETINGS

     SECTION 12.1  Amendments.

               (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                 (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

                (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

               (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

                 (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                       (A) an Officers' Certificate from each of the
                           Trust (signed by each of the Regular
                           Trustees) and the Sponsor that such
                           amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                       (B) an opinion of counsel (who may be counsel
                           to the Sponsor, any Trustee or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to such proposed amendment have been satisfied; and

               (iii) to the extent the result of such amendment would be to:

                       (A) cause the trust to fail to continue to be
                           classified for purposes of United States federal income taxation as a grantor trust;

                       (B) reduce or otherwise adversely affect the
                           powers of the Property Trustee in
                           contravention of the Trust Indenture Act;
                           or

                       (C) cause the Trust to be deemed to be an
                           Investment Company required to be
                           registered under the Investment Company
                           Act;

               (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

               (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

               (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Convertible Common
                    Securities and;

               (f) the rights of the Holders of the Convertible Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Convertible Common Securities; and

               (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                 (i)   cure any ambiguity;

                (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii)   add to the covenants, restrictions or
                       obligations of the Sponsor; or

                (iv) to conform to any change in the 1940 Act or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority in such a manner that the Trust shall not become an Investment Company and which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.

     SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

               (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees or, following a Declaration Event of Default, by the Property Trustee (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

               (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

                 (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or, if called by the Property Trustee, the Property Trustee or by such other Person that the Regular Trustees or the Property Trustee, as the case may be, may designate; and

                (iv)   unless the Business Trust Act, this
                       Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Convertible Preferred Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion (or if any meeting of Holders has been called by the Property Trustee, the Property Trustee in its sole discretion), shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                ARTICLE XIII

                    REPRESENTATIONS OF PROPERTY TRUSTEE
                          AND THE DELAWARE TRUSTEE

     SECTION 13.1  Representations and Warranties of Property Trustee.

               The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

               (a) The Property Trustee is a New York banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

               (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee.

               (d) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

               [(e) The Property Trustee, pursuant to the Declaration,
                    shall hold legal title and a valid ownership interest in the Partnership Preferred Securities under the law of its place of incorporation and Delaware law.]

     SECTION 13.2  Representations and Warranties of Delaware Trustee.

               The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

               (a) The Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

               (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (c) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

               (d) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                ARTICLE XIV

                               MISCELLANEOUS

     SECTION 14.1  Notices.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

               (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Trustees and the Holders of the Securities):

                    CITIZENS UTILITIES TRUST
                    c/o Citizens Utilities Company
                    High Ridge Park
                    P.O. Box 3801
                    Stamford, Connecticut  06905
                    Attention:

               (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the other Trustees):

                    Chemical Bank Delaware
                    1201 Market Street
                    Wilmington, Delaware 19801
                    Attention: Corporate Trustee
                                Administration Department

               (c) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the other Trustees):

                    Chemical Bank
                    450 West 33rd Street, 15th Floor
                    New York, New York  10001
                    Attention:  Corporate Trustee
                                Administration Department

                    (d) if given to the Holder of the Convertible Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Convertible Common Securities may give notice to the Trust):

                    CITIZENS UTILITIES COMPANY
                    High Ridge Park
                    P.O. Box 3801
                    Stamford, Connecticut  06905
                    Attention: _________________

               (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

               All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2  Governing Law.

               This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     SECTION 14.3  Intention of the Parties.

               It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.4  Headings.

               Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5  Successors and Assigns.

               Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.6  Partial Enforceability.

               If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.7  Counterparts.

               This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and a duly authorized officer of the Company to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.


               IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                       Robert J. DeSantis
                                       as Regular Trustee

                                       __________________________

                                       Edward O. Kipperman
                                       as Regular Trustee

                                       __________________________

                                       CHEMICAL BANK DELAWARE
                                       as Delaware Trustee

                                       By:
                                       Name:
                                       Title:

                                       CHEMICAL BANK
                                       as Property Trustee

                                       By:
                                       Name:
                                       Title:

                                       CITIZENS UTILITIES COMPANY
                                       as Sponsor

                                       By:
                                       Name:
                                       Title:


                                  ANNEX I

                            TERMS OF SECURITIES


                                  ANNEX II

                      STATEMENT OF COMMON DEFINITIONS


                                EXHIBIT A-1

     FORM OF PREFERRED SECURITY CERTIFICATE


     EXHIBIT A-2

     FORM OF COMMON SECURITY CERTIFICATE


     EXHIBIT B

     FORM OF NOTICE OF DISTRIBUTION ELECTION

     TO:  Citizens Utility Company,
          As General Partner,

               The undersigned owner of ____% Partnership Preferred Securities (liquidation preference $50 per preferred security) (the "Partnership Preferred Securities"), issued pursuant to the Amended and Restated Agreement of Limited Partnership (the "Limited Partnership Agreement"), dated as of ___________ ___, 1995, by and among Citizens Utilities Company, as the general partner, ____________, as initial limited partner, and such other Persons (as defined therein) who become Limited Partners (as defined therein) as provided in the Limited Partnership Agreement, hereby irrevocably elects to receive, in the form prescribed below, Distributions (as such term is defined in the Limited Partnership Agreement) due and payable to the undersigned on the four Distribution Payment Dates (as such term is defined in the Limited Partnership Agreement) occurring after the Election Period during which this Notice of Distribution Election is being submitted, and on each succeeding Distribution Payment Date until such time as another Notice of Distribution Election is timely submitted during an Election Period, as follows:
     The Undersigned, as a Holder of Partnership Preferred
     Securities, elects to receive payment of Distributions due and payable on the next four Distribution Payment Dates on such Partnership Preferred Securities, and on each succeeding Distribution Payment Date until such time as another Notice of Distribution Election is timely submitted during an Election Period, in the form of:

     Choose one:

          ( )  Cash

          ( ) An Equivalent Value of shares Common Stock Series A, par value $.25 per share, of Citizens Utilities Company ("Common Stock")
               The undersigned does also hereby direct the addressee that any and all Distributions in the form of Common Stock made pursuant to this Notice of Distribution Election be delivered to and issued in the name of the undersigned, unless a different name/different names has/have been indicated in the assignment below. If such shares are to be issued in the name/names of a person/persons other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

               This Notice of Distribution Election and any action taken hereunder shall be governed by the terms of the Limited Partnership Agreement.

     Date: ____________, ____
                                   Signature

                                   Please Print or Typewrite Name and
                                   Address, Including Zip Code, and
                                   Social Security or Other
                                   Identifying Number





                                   (Applicable only if box (B) has
                                   been checked.)  If a name or names
                                   other than the undersigned, please
                                   indicate in the spaces below the
                                   name or names in which shares of
                                   Common Stock are to be issued,
                                   along with the address or addresses
                                   of such person or persons










                                 EXHIBIT C

                  FORM OF PARTNERSHIP PREFERRED SECURITIES


                                 EXHIBIT D

                       FORM OF CONVERTIBLE DEBENTURE


                                 EXHIBIT E

                           UNDERWRITING AGREEMENT


                             TABLE OF CONTENTS

                                                                  Page

     ARTICLE I      INTERPRETATION AND DEFINITIONS . . . . . . . .   2

          SECTION 1.1    Definitions . . . . . . . . . . . . . . .   2

     ARTICLE II     TRUST INDENTURE ACT  . . . . . . . . . . . . .   9

          SECTION 2.1  Trust Indenture Act; Application  . . . . .   9
          SECTION 2.2  Lists of Holders of Securities  . . . . . .   9
          SECTION 2.3  Reports by the Property Trustee . . . . . .  10
          SECTION 2.4  Periodic Reports to Property Trustee  . . .  10
          SECTION 2.5  Evidence of Compliance with Conditions
                          Precedent  . . . . . . . . . . . . . . .  10
          SECTION 2.6  Events of Default; Waiver . . . . . . . . .  11
          SECTION 2.7  Event of Default; Notice  . . . . . . . . .  13

     ARTICLE III    ORGANIZATION . . . . . . . . . . . . . . . . .  14

          SECTION 3.1  Name  . . . . . . . . . . . . . . . . . . .  14
          SECTION 3.2  Office  . . . . . . . . . . . . . . . . . .  14
          SECTION 3.3  Purpose . . . . . . . . . . . . . . . . . .  14
          SECTION 3.4  Authority . . . . . . . . . . . . . . . . .  14
          SECTION 3.5  Title to Property of the Trust  . . . . . .  15
          SECTION 3.6  Powers and Duties of the Regular Trustees .  15
          SECTION 3.7  Prohibition of Actions by the Trust and
                          the Trustees . . . . . . . . . . . . . .  18
          SECTION 3.8  Powers and Duties of the Property Trustee .  20
          SECTION 3.9  Certain Duties and Responsibilities of the
                          Property Trustee . . . . . . . . . . . .  23
          SECTION 3.10  Certain Rights of Property Trustee . . . .  25
          SECTION 3.11  Delaware Trustee . . . . . . . . . . . . .  28
          SECTION 3.12  Execution of Documents . . . . . . . . . .  28
          SECTION 3.13   Not Responsible for Recitals or Issuance
                           of Securities . . . . . . . . . . . . .  29
          SECTION 3.14  Duration of Trust  . . . . . . . . . . . .  29
          SECTION 3.15  Mergers  . . . . . . . . . . . . . . . . .  29

     ARTICLE IV     SPONSOR  . . . . . . . . . . . . . . . . . . .  31

          SECTION 4.1  Sponsor's Purchase of Convertible Common
                          Securities . . . . . . . . . . . . . . .  31
          SECTION 4.2  Responsibilities of the Sponsor . . . . . .  31
          SECTION 4.3  Covenants of Sponsor  . . . . . . . . . . .  32

     ARTICLE V      TRUSTEES . . . . . . . . . . . . . . . . . . .  32

          SECTION 5.1  Number of Trustees  . . . . . . . . . . . .  32
          SECTION 5.2  Delaware Trustee  . . . . . . . . . . . . .  33
          SECTION 5.3  Property Trustee; Eligibility . . . . . . .  33
          SECTION 5.4  Qualifications of Regular Trustees and
                          Delaware Trustee Generally . . . . . . .  34
          SECTION 5.5  Initial Trustees  . . . . . . . . . . . . .  34
          SECTION 5.6  Appointment, Removal and Resignation
                          of Trustees  . . . . . . . . . . . . . .  34
          SECTION 5.7  Vacancies among Trustees  . . . . . . . . .  36
          SECTION 5.8  Effect of Vacancies . . . . . . . . . . . .  36
          SECTION 5.9  Merger of a Trustee . . . . . . . . . . . .  37
          SECTION 5.10 Meetings  . . . . . . . . . . . . . . . . .  37
          SECTION 5.11 Delegation of Power . . . . . . . . . . . .  38

     ARTICLE VI     DISTRIBUTIONS  . . . . . . . . . . . . . . . .  38

          SECTION 6.1  Distributions . . . . . . . . . . . . . . .  38

     ARTICLE VII    ISSUANCE OF SECURITIES . . . . . . . . . . . .  38

          SECTION 7.1  General Provisions Regarding Securities . .  38

     ARTICLE VIII   TERMINATION OF TRUST . . . . . . . . . . . . .  40

          SECTION 8.1  Termination of Trust  . . . . . . . . . . .  40

     ARTICLE IX     TRANSFER OF INTERESTS  . . . . . . . . . . . .  41

          SECTION 9.1  Transfer of Securities  . . . . . . . . . .  41
          SECTION 9.2  Transfer of Certificates  . . . . . . . . .  41
          SECTION 9.3  Deemed Security Holders . . . . . . . . . .  42
          SECTION 9.4  Book Entry Interests  . . . . . . . . . . .  42
          SECTION 9.5  Notices to Clearing Agency  . . . . . . . .  43
          SECTION 9.6  Appointment of Successor Clearing Agency  .  43
          SECTION 9.7  Definitive Preferred Security
                          Certificates . . . . . . . . . . . . . .  43
          SECTION 9.8  Mutilated, Destroyed, Lost or
                          Stolen Certificates  . . . . . . . . . .  44

     ARTICLE X      LIMITATION OF LIABILITY OF HOLDERS OF
                      SECURITIES, TRUSTEES OR OTHERS . . . . . . .  45

          SECTION 10.1  Liability  . . . . . . . . . . . . . . . .  45
          SECTION 10.2  Exculpation  . . . . . . . . . . . . . . .  46
          SECTION 10.3  Fiduciary Duty . . . . . . . . . . . . . .  46
          SECTION 10.4  Indemnification  . . . . . . . . . . . . .  47
          SECTION 10.5  Outside Businesses . . . . . . . . . . . .  48

     ARTICLE XI     ACCOUNTING . . . . . . . . . . . . . . . . . .  49

          SECTION 11.1  Fiscal Year  . . . . . . . . . . . . . . .  49
          SECTION 11.2  Certain Accounting Matters . . . . . . . .  49
          SECTION 11.3  Banking  . . . . . . . . . . . . . . . . .  50
          SECTION 11.4  Withholding  . . . . . . . . . . . . . . .  50

     ARTICLE XII    AMENDMENTS AND MEETINGS  . . . . . . . . . . .  51

          SECTION 12.1  Amendments . . . . . . . . . . . . . . . .  51
          SECTION 12.2  Meetings of the Holders of Securities;
                           Action by Written Consent . . . . . . .  53

     ARTICLE XIII   REPRESENTATIONS OF PROPERTY TRUSTEE
                      AND THE DELAWARE TRUSTEE . . . . . . . . . .  55

          SECTION 13.1  Representations and Warranties of
                           Property Trustee  . . . . . . . . . . .  55
          SECTION 13.2  Representations and Warranties of
                           Delaware Trustee  . . . . . . . . . . .  56

     ARTICLE XIV    MISCELLANEOUS  . . . . . . . . . . . . . . . .  57

          SECTION 14.1  Notices  . . . . . . . . . . . . . . . . .  57
          SECTION 14.2  Governing Law  . . . . . . . . . . . . . .  58
          SECTION 14.3  Intention of the Parties . . . . . . . . .  58
          SECTION 14.4  Headings . . . . . . . . . . . . . . . . .  58
          SECTION 14.5  Successors and Assigns . . . . . . . . . .  59
          SECTION 14.6  Partial Enforceability . . . . . . . . . .  59
          SECTION 14.7  Counterparts . . . . . . . . . . . . . . .  59
                            CROSS-REFERENCE TABLE*

               Section of
          Trust Indenture Act                          Section of
          of 1939, as amended                          Declaration

          310(a)  . . . . . . . . . . . . . . . . .    5.3(a)
          310(c)  . . . . . . . . . . . . . . . . .    Inapplicable
          311(c)  . . . . . . . . . . . . . . . . .    Inapplicable
          312(a)  . . . . . . . . . . . . . . . . .    2.2(a)
          312(b)  . . . . . . . . . . . . . . . . .    2.2(b)
          313 . . . . . . . . . . . . . . . . . . .    2.3
          314(a)  . . . . . . . . . . . . . . . . .    2.4
          314(b)  . . . . . . . . . . . . . . . . .    Inapplicable
          314(c)  . . . . . . . . . . . . . . . . .    2.5
          314(d)  . . . . . . . . . . . . . . . . .    Inapplicable
          314(f)  . . . . . . . . . . . . . . . . .    Inapplicable
          315(a)  . . . . . . . . . . . . . . . . .    3.9(b)
          315(c)  . . . . . . . . . . . . . . . . .    3.9(a)
          315(d)  . . . . . . . . . . . . . . . . .    3.9(a)
          316(a)  . . . . . . . . . . . . . . . . .    Annex I
          316(c)  . . . . . . . . . . . . . . . . .    3.6(e)
          _______________

          * This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.